SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 24, 2005

ANIXTER INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware	1-5989	94-1658138
(State or other jurisdiction of incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)
or organization)

ANIXTER INC.

(Exact name of registrant as specified in its charter)

Delaware	333-121428-01	36-2361285
(State or other jurisdiction of incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)
or organization)

2301 Patriot Blvd.
Glenview, Illinois 60026
(224) 521-8000
(Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

      On February 24, 2005, Anixter International Inc. and Anixter Inc. entered into a Terms Agreement with Banc of America Securities LLC, Wachovia Capital Markets, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the underwriters named therein (the “Terms Agreement”), with respect to the offering and sale of $200,000,000 of 5.95% Notes due 2015 (the “Notes”). The sale is scheduled to close on March 1, 2005. The Terms Agreement incorporates by reference an Underwriting Agreement of Anixter Inc. with respect to debt securities and Anixter International Inc. with respect to guarantees of debt securities, dated as of February 24, 2005 (the “Underwriting Agreement”). The Notes are to be issued under the Indenture by and among Anixter Inc., Anixter International Inc. and The Bank of New York, as trustee, dated as of September 9, 1996, as supplemented by the First Supplemental Indenture, dated as of February 24, 2005 (the “First Supplemental Indenture”). The Notes are being sold pursuant to an effective registration statement .

      A copy of the Terms Agreement, Underwriting Agreement and the First Supplemental Indenture are filed as Exhibit 99.1, 99.2 and 99.3, respectively, to this Report on Form 8-K, and are hereby incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

      (c) Exhibits

      The following exhibits are filed herewith:

99.1	Terms Agreement by and among Anixter International Inc., Anixter Inc., Banc of America Securities LLC, Wachovia Capital Markets, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, dated as of February 24, 2005

99.2	Underwriting Agreement of Anixter Inc. and Anixter International Inc., dated as of February 24, 2005

99.3	First Supplemental Indenture by and among Anixter Inc., Anixter International Inc. and The Bank of New York, dated as of February 24, 2005

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ANIXTER INTERNATIONAL INC.
February 25, 2005	By:	/s/ Dennis J. Letham
Dennis J. Letham
Senior Vice President – Finance and Chief Financial Officer

ANIXTER INC.
February 25, 2005	By:	/s/ Dennis J. Letham
Dennis J. Letham
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Terms Agreement by and among Anixter International Inc., Anixter Inc., Banc of America Securities LLC, Wachovia Capital Markets, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, dated as of February 24, 2005

99.2	Underwriting Agreement of Anixter Inc. and Anixter International Inc., dated as of February 24, 2005

99.3	First Supplemental Indenture by and among Anixter Inc., Anixter International Inc. and The Bank of New York, dated as of February 24, 2005